UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

I-80 GOLD CORP.

(Exact name of registrant as specified in its charter)

British Columbia	001-41382	98-1591259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 York Street, Suite 1802 Toronto, Ontario Canada M5H 3S5	5190 Neil Road, Suite 460 Reno, Nevada USA 89502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 525-6450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	IAUX	NYSE American LLC
Warrants to Purchase Common Shares	IAUX.WS	NYSE American LLC
Common Shares	IAU	The Toronto Stock Exchange
Warrants to Purchase Common Shares	IAU.WT.U	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

i-80 Gold Corp. (the “Company”) and its subsidiaries are parties to that certain pursuant to the Amended and Restated Offtake Agreement dated August 23, 2023 (the “2023 Offtake Agreement”) and TRR Offtakes LLC, as the original purchaser and purchasers’ agent thereunder. The 2023 Offtake Agreement was later assigned by TRR Offtakes LLC to Vox Royalty Cayman SEZC (“Vox Cayman”). Pursuant to the 2023 Offtake Agreement, the Company and its subsidiaries are obligated to sell and deliver up to 40,000 ounces of refined gold per calendar year. The Company and Vox Cayman have determined to terminate the 2023 Offtake Agreement.

On June 25, 2026, the Company entered into an Offtake Termination and Settlement Agreement (the “Settlement Agreement”) with Vox Cayman and Vox Royalty Corp., the parent company of Vox Cayman (the “Parent”).

Pursuant to the Settlement Agreement, the Company has agreed to issue 3,453,237 common shares (the “Offering”) to the Parent, as nominee of Vox Cayman, as consideration for the termination of Amended and Restated Offtake Agreement dated August 23, 2023 (the “2023 Offtake Agreement”). The 3,453,237 common shares have an aggregate value equal to $4,800,000 (the “Settlement Amount”). The Company will file a prospectus supplement to its registration statement on Form S-3 (File No. 333- 286531) and Form S-3MEF (File No. 333-287243) in connection with the Offering.

The foregoing description of the Settlement Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The opinion of Stikeman Elliott LLP, the Company’s counsel, regarding the legality of the Common Shares that may be issued pursuant to the Settlement Agreement is also filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Common Shares discussed herein, nor shall there be any offer, solicitation, or sale of the Common Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Stikeman Elliott LLP

10.1	Offtake Termination and Settlement Agreement

23.1	Consent of Stikeman Elliott LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2026

i-80 GOLD CORP.

By:	/s/ Ryan Snow
Name:	Ryan Snow
Title:	Chief Financial Officer